Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	FOURTH QUARTER

	2013		2012		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 18,355	100.0	$ 17,558	100.0	4.5
Cost of products sold	5,955	32.5	6,003	34.2	(0.8)
Selling, marketing and administrative expenses	5,917	32.2	5,661	32.2	4.5
Research and development expense	2,411	13.1	2,331	13.3	3.4
In-process research and development	338	1.9	55	0.3
Interest (income) expense, net	116	0.6	89	0.5
Other (income) expense, net	868	4.7	319	1.8
Earnings before provision for taxes on income	2,750	15.0	3,100	17.7	(11.3)
Provision for/(Benefit from) taxes on income	(769)	(4.2)	533	3.1
Net earnings	3,519	19.2	2,567	14.6	37.1
Add: Net loss attributable to noncontrolling interest	—	—	—	—
Net earnings attributable to Johnson & Johnson	$ 3,519	19.2	$ 2,567	14.6	37.1

Net earnings per share attributable to Johnson & Johnson (Diluted)	$ 1.23		$ 0.91		35.2

Average shares outstanding (Diluted)	2,872.0		2,833.4

Effective tax rate	(28.0)%		17.2%

Adjusted earnings before provision for taxes and net earnings attributable to Johnson & Johnson (1) (A)
Earnings before provision for taxes on income	$ 3,909	21.3	$ 4,115	23.4	(5.0)
Net earnings attributable to Johnson & Johnson	$ 3,561	19.4	$ 3,376	19.2	5.5
Net earnings per share attributable to Johnson & Johnson (Diluted)	$ 1.24		$ 1.19		4.2
Effective tax rate	8.9%		18.0%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings attributable to Johnson & Johnson," "adjusted net earnings per share attributable to Johnson & Johnson (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings attributable to Johnson & Johnson, net earnings per share attributable to Johnson & Johnson (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings attributable to Johnson & Johnson, net earnings per share attributable to Johnson & Johnson (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings attributable to Johnson & Johnson, adjusted net earnings per share attributable to Johnson & Johnson (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	TWELVE MONTHS

	2013		2012		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 71,312	100.0	$ 67,224	100.0	6.1
Cost of products sold	22,342	31.3	21,658	32.2	3.2
Selling, marketing and administrative expenses	21,830	30.6	20,869	31.0	4.6
Research and development expense	8,183	11.5	7,665	11.4	6.8
In-process research and development	580	0.8	1,163	1.7
Interest (income) expense, net	408	0.6	468	0.7
Other (income) expense, net	2,498	3.5	1,626	2.5
Earnings before provision for taxes on income	15,471	21.7	13,775	20.5	12.3
Provision for taxes on income	1,640	2.3	3,261	4.9	(49.7)
Net earnings	13,831	19.4	10,514	15.6	31.5
Add: Net loss attributable to noncontrolling interest	—	—	339	0.5
Net earnings attributable to Johnson & Johnson	$ 13,831	19.4	$ 10,853	16.1	27.4

Net earnings per share attributable to Johnson & Johnson (Diluted)	$ 4.81		$ 3.86		24.6

Average shares outstanding (Diluted)	2,877.0		2,812.6

Effective tax rate	10.6%		23.7%

Adjusted earnings before provision for taxes and net earnings attributable to Johnson & Johnson (1) (A)
Earnings before provision for taxes on income	$ 19,169	26.9	$ 18,214	27.1	5.2
Net earnings attributable to Johnson & Johnson	$ 15,876	22.3	$ 14,345	21.3	10.7
Net earnings per share attributable to Johnson & Johnson (Diluted)	$ 5.52		$ 5.10		8.2
Effective tax rate	17.2%		21.2%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings attributable to Johnson & Johnson," "adjusted net earnings per share attributable to Johnson & Johnson (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings attributable to Johnson & Johnson, net earnings per share attributable to Johnson & Johnson (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings attributable to Johnson & Johnson, net earnings per share attributable to Johnson & Johnson (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings attributable to Johnson & Johnson, adjusted net earnings per share attributable to Johnson & Johnson (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FOURTH QUARTER
			Percent Change
	2013	2012	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 1,263	1,203	5.0%	5.0	—
International	2,490	2,449	1.7	4.1	(2.4)
	3,753	3,652	2.8	4.4	(1.6)

Pharmaceutical
U.S.	3,551	3,013	17.9	17.9	—
International	3,745	3,512	6.6	9.0	(2.4)
	7,296	6,525	11.8	13.1	(1.3)

Med Devices & Diagnostics
U.S.	3,200	3,244	(1.4)	(1.4)	—
International	4,106	4,137	(0.7)	3.7	(4.4)
	7,306	7,381	(1.0)	1.5	(2.5)

U.S.	8,014	7,460	7.4	7.4	—
International	10,341	10,098	2.4	5.6	(3.2)
Worldwide	$ 18,355	17,558	4.5%	6.3	(1.8)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	TWELVE MONTHS
			Percent Change
	2013	2012	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 5,162	5,046	2.3%	2.3	—
International	9,535	9,401	1.4	3.1	(1.7)
	14,697	14,447	1.7	2.8	(1.1)

Pharmaceutical
U.S.	13,948	12,421	12.3	12.3	—
International	14,177	12,930	9.6	11.8	(2.2)
	28,125	25,351	10.9	12.0	(1.1)

Med Devices & Diagnostics
U.S.	12,800	12,363	3.5	3.5	—
International	15,690	15,063	4.2	8.3	(4.1)
	28,490	27,426	3.9	6.1	(2.2)

U.S.	31,910	29,830	7.0	7.0	—
International	39,402	37,394	5.4	8.2	(2.8)
Worldwide	$ 71,312	67,224	6.1%	7.7	(1.6)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FOURTH QUARTER
			Percent Change
	2013	2012	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 8,014	7,460	7.4%	7.4	—

Europe	4,968	4,603	7.9	4.8	3.1
Western Hemisphere excluding U.S.	1,891	1,941	(2.6)	4.8	(7.4)
Asia-Pacific, Africa	3,482	3,554	(2.0)	7.0	(9.0)
International	10,341	10,098	2.4	5.6	(3.2)

Worldwide	$ 18,355	$ 17,558	4.5%	6.3	(1.8)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	TWELVE MONTHS
			Percent Change
	2013	2012	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 31,910	29,830	7.0%	7.0	—

Europe	18,599	16,945	9.8	7.7	2.1
Western Hemisphere excluding U.S.	7,421	7,207	3.0	8.9	(5.9)
Asia-Pacific, Africa	13,382	13,242	1.1	8.6	(7.5)
International	39,402	37,394	5.4	8.2	(2.8)

Worldwide	$ 71,312	$ 67,224	6.1%	7.7	(1.6)

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Fourth Quarter		% Incr. /
(Dollars in Millions Except Per Share Data)	2013	2012	(Decr.)

Earnings before provision for taxes on income - as reported	$ 2,750	3,100	(11.3)%

Litigation expenses	506	471

In-process research and development	338	55

Synthes integration/transaction costs and currency related	181	406

DePuy ASR™ Hip program	134	83

Intangible asset write-downs	—	—

Other	—	—

Earnings before provision for taxes on income - as adjusted	$ 3,909	4,115	(5.0)%

Net Earnings attributable to Johnson & Johnson - as reported	$ 3,519	2,567	37.1%

Litigation expenses	227	371

In-process research and development	294	59

Synthes integration/transaction costs and currency related	110	306

DePuy ASR™ Hip program	118	73

Intangible asset write-downs	—	—

Scios Tax Benefit	(707)	—

Other	—	—

Net Earnings attributable to Johnson & Johnson - as adjusted	$ 3,561	3,376	5.5%

Diluted Net Earnings per share attributable to Johnson & Johnson - as reported	$ 1.23	0.91	35.2%

Litigation expenses	0.08	0.13

In-process research and development	0.10	0.02

Synthes integration/transaction costs and currency related	0.04	0.11

DePuy ASR™ Hip program	0.04	0.02

Intangible asset write-downs	—	—

Scios Tax Benefit	(0.25)	—

Other	—	—

Diluted Net Earnings per share attributable to Johnson & Johnson - as adjusted	$ 1.24	1.19	4.2%

The Company believes investors gain additional perspective of underlying business trends and results by providing a measure of earnings before provision for taxes on income, net earnings and diluted net earnings per share that excludes special items in order to evaluate ongoing business operations.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Twelve Months			% Incr. /
(Dollars in Millions Except Per Share Data)	2013	2012		(Decr.)

Earnings before provision for taxes on income - as reported	$ 15,471	13,775		12.3%

Litigation expenses	2,282	1,229

In-process research and development	580	1,163

Synthes integration/transaction costs and currency related	683	1,028

DePuy ASR™ Hip program	251	110

Intangible asset write-downs	—	939

Other	(98)	(30)

Earnings before provision for taxes on income - as adjusted	$ 19,169	18,214		5.2%

Net Earnings attributable to Johnson & Johnson - as reported	$ 13,831	10,853		27.4%

Litigation expenses	1,646	1,052

In-process research and development	462	743	(1)

Synthes integration/transaction costs and currency related	483	899

DePuy ASR™ Hip program	240	97

Intangible asset write-downs	—	717

Scios Tax Benefit	(707)	—

Other	(79)	(16)

Net Earnings attributable to Johnson & Johnson - as adjusted	$ 15,876	14,345		10.7%

Diluted Net Earnings per share attributable to Johnson & Johnson - as reported	$ 4.81	3.86		24.6%

Litigation expenses	0.57	0.37

In-process research and development	0.16	0.27

Synthes integration/transaction costs and currency related	0.17	0.32

DePuy ASR™ Hip program	0.08	0.03

Intangible asset write-downs	—	0.26

Scios Tax Benefit	(0.25)	—

Other	(0.02)	(0.01)

Diluted Net Earnings per share attributable to Johnson & Johnson - as adjusted	$ 5.52	5.10		8.2%

(1) Amount includes third quarter in-process research and development charge of $679M related to bapineuzumab IV offset by $339M reported as net loss attributable to noncontrolling interest

The Company believes investors gain additional perspective of underlying business trends and results by providing a measure of earnings before provision for taxes on income, net earnings and diluted net earnings per share that excludes special items in order to evaluate ongoing business operations.

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2013	2012	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2) (4)

BABY CARE
US	$105	103	1.9%	1.9%	—%
Intl	480	469	2.3	7.1	(4.8)
WW	585	572	2.3	6.2	(3.9)

ORAL CARE
US	153	165	(7.3)	(7.3)	—
Intl	265	251	5.6	8.6	(3.0)
WW	418	416	0.5	2.3	(1.8)

OTC(3)
US	332	273	21.6	21.6	—
Intl	747	743	0.5	1.1	(0.6)
WW	1,079	1,016	6.2	6.6	(0.4)

SKIN CARE
US	432	385	12.2	12.2	—
Intl	538	509	5.7	7.4	(1.7)
WW	970	894	8.5	9.5	(1.0)

WOMEN'S HEALTH
US	38	82	(53.7)	(53.7)	—
Intl	310	325	(4.6)	(0.8)	(3.8)
WW	348	407	(14.5)	(11.5)	(3.0)

WOUND CARE/OTHER(3)
US	203	195	4.1	4.1	—
Intl	150	152	(1.3)	0.6	(1.9)
WW	353	347	1.7	2.6	(0.9)

TOTAL CONSUMER
US	1,263	1,203	5.0	5.0	—
Intl	2,490	2,449	1.7	4.1	(2.4)
WW	$3,753	3,652	2.8%	4.4%	(1.6)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2013	2012	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4)

IMMUNOLOGY
US	$1,726	1,448	19.2%	19.2%	—%
Intl	676	528	28.0	31.9	(3.9)
WW	2,402	1,976	21.6	22.6	(1.0)
REMICADE
US	982	871	12.7	12.7	—
US Exports (5)	367	347	5.8	5.8	—
Intl	363	286	26.9	30.7	(3.8)
WW	1,712	1,504	13.8	14.5	(0.7)
SIMPONI
US	112	72	55.6	55.6	—
Intl	142	109	30.3	37.0	(6.7)
WW	254	181	40.3	44.3	(4.0)
STELARA
US	265	158	67.7	67.7	—
Intl	152	111	36.9	37.8	(0.9)
WW	417	269	55.0	55.4	(0.4)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	19	22	(13.6)	(7.7)	(5.9)
WW	19	22	(13.6)	(7.7)	(5.9)

INFECTIOUS DISEASES
US	302	236	28.0	28.0	—
Intl	642	620	3.5	3.0	0.5
WW	944	856	10.3	9.9	0.4

INCIVO
US	—	—	—	—	—
Intl	107	138	(22.5)	(23.6)	1.1
WW	107	138	(22.5)	(23.6)	1.1
INTELENCE
US	49	46	6.5	6.5	—
Intl	46	38	21.1	20.2	0.9
WW	95	84	13.1	12.7	0.4
PREZISTA
US	229	165	38.8	38.8	—
Intl	232	188	23.4	22.8	0.6
WW	461	353	30.6	30.3	0.3
OTHER INFECTIOUS DISEASES
US	24	25	(4.0)	(4.0)	—
Intl	257	256	0.4	0.4	0.0
WW	281	281	0.0	0.0	0.0

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2013	2012	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

NEUROSCIENCE
US	$611	601	1.7%	1.7%	—%
Intl	1,040	1,088	(4.4)	0.1	(4.5)
WW	1,651	1,689	(2.2)	0.7	(2.9)
CONCERTA/METHYLPHENIDATE
US	46	116	(60.3)	(60.3)	—
Intl	123	127	(3.1)	0.7	(3.8)
WW	169	243	(30.5)	(28.5)	(2.0)
INVEGA
US	87	76	14.5	14.5	—
Intl	67	71	(5.6)	0.8	(6.4)
WW	154	147	4.8	7.9	(3.1)
INVEGA SUSTENNA/XEPLION
US	188	132	42.4	42.4	—
Intl	162	96	68.8	69.4	(0.6)
WW	350	228	53.5	53.7	(0.2)
RISPERDAL CONSTA
US	113	103	9.7	9.7	—
Intl	208	255	(18.4)	(16.0)	(2.4)
WW	321	358	(10.3)	(8.6)	(1.7)
OTHER NEUROSCIENCE
US	177	174	1.7	1.7	—
Intl	480	539	(10.9)	(4.8)	(6.1)
WW	657	713	(7.9)	(3.3)	(4.6)

ONCOLOGY
US	216	135	60.0	60.0	—
Intl	897	684	31.1	32.9	(1.8)
WW	1,113	819	35.9	37.4	(1.5)
VELCADE
US	—	—	—	—	—
Intl	524	502	4.4	7.4	(3.0)
WW	524	502	4.4	7.4	(3.0)
ZYTIGA
US	211	114	85.1	85.1	—
Intl	284	150	89.3	86.5	2.8
WW	495	264	87.5	85.9	1.6
OTHER ONCOLOGY
US	5	21	(76.2)	(76.2)	—
Intl	89	32	*	*	(1.8)
WW	94	53	77.4	79.1	(1.7)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2013	2012	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

TOTAL OTHER
US	$696	593	17.4%	17.4%	—%
Intl	490	592	(17.2)	(16.4)	(0.8)
WW	1,186	1,185	0.1	0.5	(0.4)
ACIPHEX/PARIET
US	(24)	92	*	*	—
Intl	53	94	(43.6)	(43.1)	(0.5)
WW	29	186	(84.4)	(84.2)	(0.2)
PROCRIT/EPREX
US	168	171	(1.8)	(1.8)	—
Intl	139	155	(10.3)	(10.7)	0.4
WW	307	326	(5.8)	(6.0)	0.2
XARELTO
US	271	95	*	*	—
Intl	—	—	—	—	—
WW	271	95	*	*	—
OTHER
US	281	235	19.6	19.6	—
Intl	298	343	(13.1)	(11.6)	(1.5)
WW	579	578	0.2	1.1	(0.9)

TOTAL PHARMACEUTICAL
US	3,551	3,013	17.9	17.9	—
Intl	3,745	3,512	6.6	9.0	(2.4)
WW	$7,296	6,525	11.8%	13.1%	(1.3)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2013	2012	Reported	Operational (1)	Currency
MEDICAL DEVICES AND DIAGNOSTICS (2)

CARDIOVASCULAR CARE
US	$210	186	12.9%	12.9%	—%
Intl	324	320	1.3	5.7	(4.4)
WW	534	506	5.5	8.3	(2.8)

DIABETES CARE
US	219	295	(25.8)	(25.8)	—
Intl	344	349	(1.4)	0.2	(1.6)
WW	563	644	(12.6)	(11.9)	(0.7)

DIAGNOSTICS
US	215	258	(16.7)	(16.7)	—
Intl	251	272	(7.7)	(2.5)	(5.2)
WW	466	530	(12.1)	(9.4)	(2.7)

INFECTION PREVENTION/OTHER
US	90	86	4.7	4.7	—
Intl	156	160	(2.5)	5.2	(7.7)
WW	246	246	0.0	5.0	(5.0)

ORTHOPAEDICS
US	1,307	1,246	4.9	4.9	—
Intl	1,149	1,142	0.6	3.5	(2.9)
WW	2,456	2,388	2.8	4.2	(1.4)

SPECIALTY SURGERY
US	332	326	1.8	1.8	—
Intl	351	329	6.7	10.7	(4.0)
WW	683	655	4.3	6.3	(2.0)

SURGICAL CARE
US	599	618	(3.1)	(3.1)	—
Intl	1,040	1,049	(0.9)	3.4	(4.3)
WW	1,639	1,667	(1.7)	1.0	(2.7)

VISION CARE
US	228	229	(0.4)	(0.4)	—
Intl	491	516	(4.8)	4.0	(8.8)
WW	719	745	(3.5)	2.6	(6.1)

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	3,200	3,244	(1.4)	(1.4)	—
Intl	4,106	4,137	(0.7)	3.7	(4.4)
WW	$7,306	7,381	(1.0)%	1.5%	(2.5)%
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2013	2012	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2) (4)

BABY CARE
US	$413	412	0.2%	0.2%	—%
Intl	1,882	1,842	2.2	5.7	(3.5)
WW	2,295	2,254	1.8	4.7	(2.9)

ORAL CARE
US	602	641	(6.1)	(6.1)	—
Intl	1,020	983	3.8	5.9	(2.1)
WW	1,622	1,624	(0.1)	1.1	(1.2)

OTC(3)
US	1,286	1,074	19.7	19.7	—
Intl	2,742	2,692	1.9	2.3	(0.4)
WW	4,028	3,766	7.0	7.3	(0.3)

SKIN CARE
US	1,752	1,699	3.1	3.1	—
Intl	1,952	1,919	1.7	2.6	(0.9)
WW	3,704	3,618	2.4	2.9	(0.5)

WOMEN'S HEALTH
US	280	336	(16.7)	(16.7)	—
Intl	1,288	1,289	(0.1)	2.9	(3.0)
WW	1,568	1,625	(3.5)	(1.1)	(2.4)

WOUND CARE/OTHER(3)
US	829	884	(6.2)	(6.2)	—
Intl	651	676	(3.7)	(2.8)	(0.9)
WW	1,480	1,560	(5.1)	(4.7)	(0.4)

TOTAL CONSUMER
US	5,162	5,046	2.3	2.3	—
Intl	9,535	9,401	1.4	3.1	(1.7)
WW	$14,697	14,447	1.7%	2.8%	(1.1)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2013	2012	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4)

IMMUNOLOGY
US	$6,591	5,972	10.4%	10.4%	—%
Intl	2,599	1,902	36.6	40.1	(3.5)
WW	9,190	7,874	16.7	17.5	(0.8)
REMICADE
US	3,891	3,583	8.6	8.6	—
US Exports (5)	1,339	1,470	(8.9)	(8.9)	—
Intl	1,443	1,086	32.9	36.2	(3.3)
WW	6,673	6,139	8.7	9.3	(0.6)
SIMPONI
US	404	292	38.4	38.4	—
Intl	528	315	67.6	75.1	(7.5)
WW	932	607	53.5	57.4	(3.9)
STELARA
US	957	627	52.6	52.6	—
Intl	547	398	37.4	38.3	(0.9)
WW	1,504	1,025	46.7	47.0	(0.3)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	81	103	(21.4)	(18.5)	(2.9)
WW	81	103	(21.4)	(18.5)	(2.9)

INFECTIOUS DISEASES
US	1,077	974	10.6	10.6	—
Intl	2,473	2,220	11.4	11.5	(0.1)
WW	3,550	3,194	11.1	11.1	0.0
INCIVO
US	—	—	—	—	—
Intl	517	443	16.7	17.5	(0.8)
WW	517	443	16.7	17.5	(0.8)
INTELENCE
US	187	176	6.3	6.3	—
Intl	192	173	11.0	10.8	0.2
WW	379	349	8.6	8.5	0.1
PREZISTA
US	807	672	20.1	20.1	—
Intl	866	742	16.7	16.2	0.5
WW	1,673	1,414	18.3	18.1	0.2
OTHER INFECTIOUS DISEASES
US	83	126	(34.1)	(34.1)	—
Intl	898	862	4.2	4.4	(0.2)
WW	981	988	(0.7)	(0.5)	(0.2)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2013	2012	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

NEUROSCIENCE
US	$2,584	2,611	(1.0)%	(1.0)%	—%
Intl	4,083	4,107	(0.6)	3.4	(4.0)
WW	6,667	6,718	(0.8)	1.6	(2.4)
CONCERTA/METHYLPHENIDATE
US	308	609	(49.4)	(49.4)	—
Intl	474	464	2.2	5.0	(2.8)
WW	782	1,073	(27.1)	(25.9)	(1.2)
INVEGA
US	316	299	5.7	5.7	—
Intl	267	251	6.4	12.3	(5.9)
WW	583	550	6.0	8.7	(2.7)
INVEGA SUSTENNA/XEPLION
US	690	482	43.2	43.2	—
Intl	558	314	77.7	76.8	0.9
WW	1,248	796	56.8	56.4	0.4
RISPERDAL CONSTA
US	440	439	0.2	0.2	—
Intl	878	986	(11.0)	(8.7)	(2.3)
WW	1,318	1,425	(7.5)	(5.9)	(1.6)
OTHER NEUROSCIENCE
US	830	782	6.1	6.1	—
Intl	1,906	2,092	(8.9)	(3.3)	(5.6)
WW	2,736	2,874	(4.8)	(0.7)	(4.1)

ONCOLOGY
US	848	506	67.6	67.6	—
Intl	2,925	2,123	37.8	39.7	(1.9)
WW	3,773	2,629	43.5	45.0	(1.5)
VELCADE
US	—	—	—	—	—
Intl	1,660	1,500	10.7	13.6	(2.9)
WW	1,660	1,500	10.7	13.6	(2.9)
ZYTIGA
US	750	463	62.0	62.0	—
Intl	948	498	90.4	88.4	2.0
WW	1,698	961	76.7	75.6	1.1
OTHER ONCOLOGY
US	98	43	*	*	—
Intl	317	125	*	*	(2.2)
WW	415	168	*	*	(1.7)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2013	2012	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

TOTAL OTHER
US	$2,848	2,358	20.8%	20.8%	—%
Intl	2,097	2,578	(18.7)	(18.2)	(0.5)
WW	4,945	4,936	0.2	0.5	(0.3)
ACIPHEX/PARIET
US	265	372	(28.8)	(28.8)	—
Intl	205	463	(55.7)	(55.5)	(0.2)
WW	470	835	(43.7)	(43.6)	(0.1)
PROCRIT/EPREX
US	795	805	(1.2)	(1.2)	—
Intl	569	657	(13.4)	(14.0)	0.6
WW	1,364	1,462	(6.7)	(7.0)	0.3
XARELTO
US	864	239	*	*	—
Intl	—	—	—	—	—
WW	864	239	*	*	—
OTHER
US	924	942	(1.9)	(1.9)	—
Intl	1,323	1,458	(9.3)	(8.2)	(1.1)
WW	2,247	2,400	(6.4)	(5.8)	(0.6)

TOTAL PHARMACEUTICAL
US	13,948	12,421	12.3	12.3	—
Intl	14,177	12,930	9.6	11.8	(2.2)
WW	$28,125	25,351	10.9%	12.0%	(1.1)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2013	2012	Reported	Operational (1)	Currency
MEDICAL DEVICES AND DIAGNOSTICS (2)

CARDIOVASCULAR CARE
US	$808	752	7.4%	7.4%	—%
Intl	1,269	1,233	2.9	7.0	(4.1)
WW	2,077	1,985	4.6	7.2	(2.6)
DIABETES CARE
US	998	1,312	(23.9)	(23.9)	—
Intl	1,311	1,304	0.5	1.6	(1.1)
WW	2,309	2,616	(11.7)	(11.2)	(0.5)
DIAGNOSTICS
US	926	1,025	(9.7)	(9.7)	—
Intl	959	1,044	(8.1)	(3.6)	(4.5)
WW	1,885	2,069	(8.9)	(6.6)	(2.3)
INFECTION PREVENTION/OTHER
US	361	399	(9.5)	(9.5)	—
Intl	551	553	(0.4)	6.4	(6.8)
WW	912	952	(4.2)	(0.3)	(3.9)
ORTHOPAEDICS
US	5,074	4,144	22.4	22.4	—
Intl	4,435	3,655	21.3	24.6	(3.3)
WW	9,509	7,799	21.9	23.4	(1.5)
SPECIALTY SURGERY
US	1,303	1,297	0.5	0.5	—
Intl	1,289	1,229	4.9	8.1	(3.2)
WW	2,592	2,526	2.6	4.2	(1.6)
SURGICAL CARE
US	2,294	2,415	(5.0)	(5.0)	—
Intl	3,975	4,068	(2.3)	1.3	(3.6)
WW	6,269	6,483	(3.3)	(1.0)	(2.3)
VISION CARE
US	1,036	1,019	1.7	1.7	—
Intl	1,901	1,977	(3.8)	4.3	(8.1)
WW	2,937	2,996	(2.0)	3.3	(5.3)

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	12,800	12,363	3.5	3.5	—
Intl	15,690	15,063	4.2	8.3	(4.1)
WW	$28,490	27,426	3.9%	6.1%	(2.2)%
*Percentage greater than 100%
(1) Operational growth excludes the effect of currency
(2) Unaudited
(3) Nutritionals now reflected in Wound Care/Other, previously reported in OTC/Nutritionals
(4) Prior year amounts have been reclassified to conform to current year product disclosure
(5) Reported as U.S. sales